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                                                                  EXHIBIT 10.15




Drawn By and Return To:
Moore & Van Allen (CCK)
100 North Tryon Street, Floor 47
Charlotte, North Carolina 28202-4003

                                                           FIRST AMENDMENT
STATE OF NORTH CAROLINA                                           TO
                                                            DEED OF TRUST
COUNTY OF CATAWBA                                                AND
                                                          SECURITY AGREEMENT



         THIS FIRST AMENDMENT TO DEED OF TRUST AND SECURITY AGREEMENT, is made and entered into as of June 11, 1996, by and among

         RIDGEVIEW, INC., a North Carolina corporation (the "Grantor");

         CHRISTOPHER C. KUPEC, a resident of Charlotte, North Carolina (the "Trustee"); and

         NATIONSBANK, National Association (SOUTH), a national banking association organized and existing under the laws of the United States, having an office in Atlanta, Georgia (hereinafter the "Lender").


RECITALS:

         A. The Grantor has previously executed a Deed of Trust and Security Agreement, dated January 10, 1995, in favor of the Lender, recorded in Book 1914, Page 1234, of the Catawba County, North Carolina Registry (the "Deed of Trust").

         B. The Grantor has agreed to amend the Deed of Trust as set forth herein.

         NOW, THEREFORE, the Grantor, the Trustee and the Lender hereby agree as follows:

         1.      The Deed of Trust is hereby amended in the following respects:

                 a. The first four introductory paragraphs are amended to read in their entirety as follows:

                                  THIS DEED OF TRUST AND SECURITY AGREEMENT
                          (the "Deed of Trust"), made and entered into as of





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                          the 10th day of January, 1995, as amended as of June
                          11, 1996, by and among

                                  RIDGEVIEW, INC., a North Carolina corporation
                          (the "Grantor");

                                  CHRISTOPHER C. KUPEC, a resident of
                          Charlotte, North Carolina (the "Trustee"); and

                                  NATIONSBANK, National Association (SOUTH), a
                          national banking association organized and existing under the laws of the United States, having an office in Atlanta, Georgia (the "Lender").

                 b. Sections 1.1, 1.2 and 1.3 are amended in their entirety so that such Sections now read as follows:

                          1.1 The indebtedness secured by this Deed of Trust is the result of revolving loans of up to $17,000,000.00 (the "Revolving Loans") made from time to time by the Lender to the Grantor pursuant to that certain Loan and Security Agreement, dated January 10, 1995, as amended (the "Loan Agreement") and as evidenced by the terms of the Revolving Credit Promissory Note, dated June 11, 1996, executed by Grantor in favor of the Lender in the principal amount of $17,000,000.00 (the "Note") (hereinafter the obligations of the Grantor to the Lender under the Loan Agreement and the Note may be referred to as the Obligations").

                          1.2 Payment by the Grantor of the Obligations will be in accordance with the Loan Agreement, the Note and this Deed of Trust which require payment on the terms set forth therein.

                          1.3 This Deed of Trust secures the obligations of the Grantor to repay the Revolving Loans to the Lender under the Loan Agreement and the Note and all other obligations from time to time owing to the Lender under the Loan Agreement.
                 The amount of the present disbursement secured hereby is Zero Dollars ($0) and the maximum amount which may be secured hereby at any one time is Seventeen Million Dollars ($17,000,000.00). The time period within which future disbursements under the Loan Agreement are to be made is the period between the date hereof and the date fifteen (15) years from the date hereof. The making of future disbursements under the Loan Agreement is non-obligatory within the



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                 meaning of such term in Section 45-70(a), North Carolina
                 General Statutes. Disbursements secured hereby shall not be required to be evidenced by a "written instrument or notation" as described in Section 45-68(2) of the North Carolina General Statutes, it being the intent of the parties that the requirements of Section 45-68(2) for a "written instrument or notation" for each advance shall not be applicable to disbursements made under the Loan Agreement and the Note.

         2. Except as hereby modified, the terms and conditions of the Deed of Trust (and Exhibit) remain in full force and effect.

         3. This First Amendment shall be deemed to be a contract under, and for all purposes construed in accordance with, the internal laws and judicial decisions of the State of North Carolina.

         IN WITNESS WHEREOF, the undersigned Grantor, Trustee and Lender have caused these presents to be executed under seal as of the day and year first above written.



                                  RIDGEVIEW, INC.
ATTEST:

By /s/ Susan Gaither Jones        By /s/ Hugh R. Gaither
   -----------------------           ----------------------------

Title Asst. Secretary             Title President & CEO
      --------------------              -------------------------

     (Corporate Seal)


                                  /s/ Christopher C. Kupec  (SEAL)
                                  --------------------------
                                  Christopher C. Kupec



                                  NATIONSBANK, National Association
                                  (SOUTH)

ATTEST:

By /s/ Brian R. O'Fallon          By /s/ Scott Goldstein
   ----------------------            ----------------------------

Title Assistant Secretary         Title VP
      -------------------               -------------------------

    (Corporate Seal)



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STATE OF NORTH CAROLINA

COUNTY OF CATAWBA


         I, Jamie O. Hoyle, a Notary Public of the State and County aforesaid, certify that Susan Gaither Jones personally came before me this day and acknowledged that (s)he is the Asst. Secretary of RIDGEVIEW, INC., a North Carolina corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its _____ President, sealed with its corporate seal and attested by Susan Gaither Jones as its Asst. Secretary.

         Witness my hand and official stamp or seal, this 13th day of June, 1996.



                                                  /s/ Jamie O. Hoyle
                                               ------------------------
                                                     Notary Public

My Commission Expires:

        2-3-97
- -----------------------
   (Notary Public)




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STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG


         I, Martha Jane Swetka, a Notary Public of the aforesaid County and State, do hereby certify that Christopher C. Kupec, Trustee, personally appeared before me this day and acknowledged the execution of the foregoing instrument.

         Witness my hand and notarial seal this 24th day of June, 1996.



                                              /s/ Martha Jane Swetka
                                       --------------------------------------
                                                   Notary Public


My Commission Expires:

14 March 1998



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STATE OF GEORGIA

COUNTY OF FULTON


         I, Ellen D. Black, a Notary Public of the State and County aforesaid, certify that Brian R. O'Fallon personally came before me this day and acknowledged that (s)he is the Asst. Secretary of NATIONSBANK, National Association (SOUTH), a national banking association and that by authority duly given and as the act of the national bank, the foregoing instrument was signed in its name by its Vice President, sealed with its corporate seal and attested by Brian R. O'Fallon as its Asst. Secretary.

         Witness my hand and official stamp or seal, this 17th day of June, 1996.


                                                /s/ Ellen D. Black
                                           --------------------------------
                                                    Notary Public

My Commission Expires:

         5-8-00
- ---------------------------
    (Notary Public)






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